UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2007
SUPERIOR OFFSHORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33412 (Commission File Number)	72-1264943 (I.R.S. Employer Identification No.)
900 S. College Road, Suite 301
Lafayette, Louisiana 70503
(Address of principal executive offices, including zip code)
(337) 233-5933
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 17, 2007, Superior Offshore International, Inc. (the “Company”) reported first quarter 2007 earnings. For additional information regarding the Company’s first quarter 2007 earnings, please refer to the Company’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
     The exhibit listed below is furnished pursuant to Item 2.02 of this Form 8-K.

(d)	Exhibits.

99.1	Press Release issued May 17, 2007 regarding the Company’s first quarter 2007 earnings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: May 17, 2007	By:	/s/ R. Joshua Koch, Jr.
R. Joshua Koch, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued May 17, 2007 regarding the Company’s first quarter 2007 earnings.